UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042

(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2019, Broadridge Financial Solutions, Inc. (the “Company” or "Broadridge") entered into the 2019 Master Services Agreement (the “2019 ITSA”) with International Business Machines Corporation (“IBM”), under which IBM will operate, manage and support the Company’s private cloud global distributed platforms and products, and operate and manage certain Company networks. The 2019 ITSA has an initial term of approximately 10 years and three months, expiring on March 31, 2030.
Through the 2019 ITSA, the Company is expanding its nearly 10-year strategic relationship with IBM to create The Broadridge Private CloudTM, a next generation private cloud managed by IBM. The Broadridge Private Cloud will enable clients to quickly deploy new and existing Company capabilities utilizing IBM’s market-leading, highly flexible, fully automated and resilient infrastructure and leveraging IBM’s open source capabilities. This is also expected to enable the Company to better serve leading financial institutions with industry solutions for critical functions with improved speed to market, flexibility, and resilience, while also enabling the Company to increase investment in its set of industry-leading SaaS solutions. The 2019 ITSA covers the Company’s distributed technology infrastructure on a global basis, enabling the Company to better serve global clients. As a result of the 2019 ITSA, the Company expects that certain of its employees will become employees of IBM or one of its affiliates, and that such transferred employees will continue providing services to the Company on behalf of IBM under the 2019 ITSA. The Company plans to embark on joint marketing efforts regarding the 2019 ITSA in the coming weeks.
In addition, on December 31, 2019, the Company entered into the Amended and Restated 2019 Information Technology Services Agreement (the “Amended IT Services Agreement”, and together with the 2019 ITSA, the “IBM Agreements”) with IBM, which extends the term of the original Information Technology Services Agreement, dated March 31, 2010 (the “Existing Contract”) by three years. Under the Amended IT Services Agreement, IBM will continue to provide a broad range of technology services that were provided to the Company under the Existing Contract.

To protect the Company’s expectations regarding IBM’s performance, each of the IBM Agreements has performance standards and service levels that IBM must meet or exceed. If IBM fails to meet a given performance standard, the Company would, in certain circumstances, receive a credit against the charges otherwise due, or as to material breaches, have the right to terminate such agreement.
The Company has the right to terminate each of the IBM Agreements for several reasons including for cause, for convenience, or in the event of a change of ownership control of IBM. However, several of such grounds for such termination require the Company to pay a termination fee to IBM. IBM also has certain termination rights under each of the IBM Agreements in the event of a material breach by the Company of the Company’s obligations thereunder and the Company’s failure to cure such breach.
Each of the IBM Agreements contains customary representations and warranties, indemnity provisions, and liability caps that limit each party’s liability thereunder.
Pursuant to the 2019 ITSA, the parties have further agreed to transfer the ownership of certain Company-owned hardware located at Company facilities worldwide (such hardware, the “Hardware”, and such facilities, the “Data Centers”) and the Company’s maintenance agreements associated with the Hardware (“Maintenance Contracts”) to IBM. Within 120 days after the effective date of the 2019 ITSA, the parties shall complete a physical wall-to-wall inventory of the Data Centers, and the Company shall provide IBM with information regarding all Maintenance Contracts. Thereafter, the parties will jointly verify the hardware maintenance liability transferring to IBM and engage a third party to determine the fair market value of the Hardware. The transfer of the Hardware and Maintenance Contracts to IBM is expected to close no later than September 30, 2020.

The Company expects to file copies of the IBM Agreements, each redacted as to certain confidential information, as exhibits to its Form 10-Q for the quarter ended December 31, 2019.
Forward-Looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•	the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;

•
Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;

•	material security breach or cybersecurity attack affecting the information of Broadridge’s clients;

•	changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;

•	declines in participation and activity in the securities markets;

•	the failure of Broadridge's key service providers to provide the anticipated levels of service;

•	a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;

•	overall market and economic conditions and their impact on the securities markets;

•	Broadridge’s failure to keep pace with changes in technology and the demands of its clients;

•	the ability to attract and retain key personnel;

•	the impact of new acquisitions and divestitures; and

•	competitive conditions.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.
All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. We disclaim any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

 Item 9.01. Financial Statements and Exhibits.
Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 7, 2020

BROADRIDGE FINANCIAL SOLUTIONS, INC.

    By:/s/ James M. Young
James M. Young
Senior Vice President
and Chief Financial Officer